SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2012

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	23-2679963

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 140
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On August 16, 2012,[i] USA Technologies, Inc., a Pennsylvania corporation (the “Company”), [ii] Bradley M. Tirpak (“Tirpak”), Craig W. Thomas (“Thomas”), Locke Partners I LLC, a Delaware limited liability company (“Locke”), and S.A.V.E. Partners IV, LLC, a Delaware limited liability company (“SAVE” and, together with Tirpak, Thomas and Locke, the “SAVE Group”); [iii] in their capacities as nominees of the SAVE Group for election to the Company's Board of Directors at the Company's June 28, 2012 Annual Meeting of Shareholders, Tirpak, Thomas, John S. Ioannou ("Ioannou"), Ajoy H. Karna ("Karna"), Rodman K. Reef ("Reef"), Andrew Salisbury ("Salisbury") and George Wallner ("Wallner" and, together with Tirpak, Thomas, Ioannou, Karna, Reef and Salisbury, the "SAVE Nominees"); and [iv] in their capacities as the former and/or currently elected directors of the Company, Deborah G. Arnold ("Arnold"), Steven D. Barnhart ("Barnhart"), Joel Brooks ("Brooks"), Stephen P. Herbert ("Herbert"), Douglas M. Lurio ("Lurio"), Albin F. Moschner ("Moschner"), Frank A. Petito, III ("Petito"), Jack E. Price ("Price"), Steve G. Illes ("Illes"), William J. Reilly, Jr. ("Reilly") and William J. Schoch ("Schoch" and, together with Arnold, Barnhart, Brooks, Herbert, Lurio, Moschner, Petito, Price, Illes and Reilly, the "USAT Directors"), entered into a Settlement and Release Agreement (the "Settlement Agreement").

Pursuant to the Settlement Agreement, the SAVE Group and the SAVE Nominees have accepted the election of all of the Company’s director nominees by the shareholders at the June 28, 2012 annual meeting of shareholders and have agreed not to contest or challenge the election results and the Company, the SAVE Group, the SAVE Nominees and the USAT Directors have agreed to dismiss with prejudice the civil action filed on May 3, 2012 in the United States District Court for the Eastern District of Pennsylvania known as USA Technologies, Inc. v. Bradley Tirpak, et al., v. Stephen P. Herbert (Civil Action No. 12-2399-TJS) as well as all of the claims and counterclaims alleged therein.

A copy of the Settlement Agreement is filed with this Form 8-K and attached hereto as Exhibit 99.1. The foregoing description of the Settlement Agreement is qualified in its entirety by reference to the full text of the Settlement Agreement, which is incorporated herein in its entirety by reference.

Item 9.01. Financial Statements and Exhibits

99.1
Settlement and Release Agreement dated as of August 16, 2012 by and among USA Technologies, Inc., Bradley M. Tirpak, Craig W. Thomas, S.A.V.E. Partners IV, LLC, Locke Partners I LLC, John S. Ioannou, Ajoy H. Karna, Rodman K. Reef, Andrew Salisbury, George Wallner, Deborah G. Arnold, Steven D. Barnhart, Joel Brooks, Stephen P. Herbert, Douglas M. Lurio, Albin F. Moschner, Frank A. Petito, III, Jack E. Price, Steve G. Illes, William J. Reilly, Jr. and William J. Schoch.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

Dated: August 21, 2012	By:	/s/ Stephen P. Herbert
Stephen P. Herbert,
Chief Executive Officer

Index to Exhibits

Exhibit No.	Description of Exhibit

99.1
Settlement and Release Agreement dated as of August 16, 2012 by and among USA Technologies, Inc., Bradley M. Tirpak, Craig W. Thomas, S.A.V.E. Partners IV, LLC, Locke Partners I LLC, John S. Ioannou, Ajoy H. Karna, Rodman K. Reef, Andrew Salisbury, George Wallner, Deborah G. Arnold, Steven D. Barnhart, Joel Brooks, Stephen P. Herbert, Douglas M. Lurio, Albin F. Moschner, Frank A. Petito, III, Jack E. Price, Steve G. Illes, William J. Reilly, Jr. and William J. Schoch.